Supplement Dated March 17, l998 to Prospectus Dated
                        April 28, l997 of
        the Gradison Government Income Fund (the "Fund")

Effective March 31, l998, C. Stephen Wesselkamper will be the Portfolio Manager of the Fund upon the retirement of Michael J. Link. Mr. Wesselkamper has been Executive Vice President and Portfolio Manager of the Gradison U.S. Government Reserves Fund since May l996. He has been involved in the portfolio management of that fund since l983 in positions of increasing responsibility. For the past five years, Mr. Wesselkamper has been Mr. Link's alternate and, in that capacity, has regularly consulted with Mr. Link with respect to the Fund's portfolio management. Mr. Wesselkamper will be the Fund's Portfolio Manager until a permanent Portfolio Manager assumes his duties.